UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

[Amendment No. ______]

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under § 240.14a-12

GREEN ENVIROTECH HOLDINGS CORP.
(Name of Registrant as Specified in its Charter)

n/a
(Name of Person Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No Fee required
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.
[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

GREEN ENVIROTECH HOLDINGS CORP.

14699 Holman Mountain Road

Jamestown, CA 95327

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

Dear Stockholder:

Enclosed are proxy materials for a special meeting of stockholders to be held on Wednesday, October 10, 2018, at 10:00 a.m. (the “Special Meeting”), at The Silicon Valley Capital Club, 50 West San Fernando Street, San Jose, CA. The record date of the Special Meeting is the close of business on September 10, 2018 (the “Record Date”). You may cast one vote for each share of our common stock that you owned as of the Record Date. This Notice of Special Meeting and Proxy Statement describe the following matters proposed by our board of directors to be considered and voted upon by our stockholders at the Special Meeting:

(1) to approve an amendment to our certificate of incorporation to increase our authorized capital to 775,000,000 shares, consisting of 750,000,000 shares of common stock, par value $0.001, and 25,000,000 shares of preferred stock, par value $0.001 (the “Recapitalization”);

(2) to approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies; and

(3) to transact such other further business as may properly come before the Special Meeting or any postponement or adjournment thereof.

We are asking you to approve the Recapitalization because we believe it will provide flexibility for potential business and financial transactions.

Your vote is important. Whether you own relatively few or a large number of shares of our stock, it is important that your shares be represented and voted at the Special Meeting. If you are unable to attend the meeting in person, I urge you to complete, date, and sign the enclosed proxy card and promptly return it to us in the envelope provided.

A quorum of stockholders must be present at the Special Meeting for any business to be conducted. The presence at the Special Meeting, in person or by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast as of the Record Date will constitute a quorum. Abstentions will be treated as shares present for quorum purposes. Broker shares for which the nominee has not received voting instructions from the record holder and does not have discretionary authority to vote the shares on certain proposals will be treated as shares present for quorum purposes. On the Record Date, there were 48,609,224 shares of our common stock outstanding and entitled to vote. Thus, 24,304,613 shares of our common stock must be represented by stockholders present at the Special Meeting or by proxy to have a quorum.

If a quorum is not present at the Special Meeting, the stockholders who are represented may adjourn the Special Meeting until a quorum is present. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit further solicitation of proxies.

We believe this recapitalization is in the best interest of the company and our stockholders. Please consider the enclosed carefully. We hope you will support this proposal with your vote.

By Order of Board of Directors of
GREEN ENVIROTECH HOLDINGS CORP.

Jamestown, CA	By:	/s/ Chris Bowers
September 25, 2018		Chris Bowers, Principal Executive Officer

GREEN ENVIROTECH HOLDINGS CORP.

14699 Holman Mountain Road

Jamestown, CA 95327

PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

FOR THE SPECIAL MEETING OF STOCKHOLDERS

BE HELD ON OCTOBER 10, 2018

This Proxy Statement is being furnished in connection with the solicitation of proxies by the board of directors of Green EnviroTech Holdings Corp., a Delaware corporation, for use at a special meeting of stockholders to be held on Wednesday, October 10, 2018, at 10:00 a.m. (the “Special Meeting”), and any adjournments or postponements thereof, at The Silicon Valley Capital Club, 50 West San Fernando Street, San Jose, CA. Our board of directors is soliciting proxies for the purposes set forth in this Proxy Statement and the accompanying Notice of Special Meeting of Stockholders.

Record Date and Share Ownership

Our board of directors has determined that only stockholders of record on our books at the close of business on September 10, 2018 (“Record Date”), will be entitled to vote at the Special Meeting and any adjournments or postponements thereof. On the Record Date, we had 48,609,224 shares of our common stock outstanding and entitled to vote. Each share of common stock entitles the record holder to one vote on each matter to be vote upon by the holder of common stock at the Special Meeting. Copies of the Notice of the Special Meeting of Stockholders and the enclosed proxy card will be mailed to stockholders of record on or about September 25, 2018.

Voting by Proxy

Shares represented by a properly executed proxy in the form that accompanies this proxy statement will be voted at the Special Meeting and, if you provide instructions on the proxy, will be voted in accordance with those instructions. If you hold shares in your own name, you may vote by proxy by marking, dating, signing, and mailing the enclosed proxy card in the prepaid envelope provided. If you return your proxy to us, but fail to provide instructions with your proxy as to how your shares should be voted, your shares will be voted according to the recommendations of our board of directors to: (1) approve an amendment to our certificate of incorporation to increase our authorized capital from 250,000,000 shares of common stock to 750,000,000 shares of common stock; and (2) if required, to approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies.

If other matters come before the Special Meeting, the persons named as proxies will vote on such matters in accordance with their best judgment. We have not received any notice of other matters that may properly be presented at the Special Meeting. We bear the expense of soliciting proxies. Our directors, officers, or employees may also solicit proxies personally or by telephone, email, facsimile, or other means of communication. We may use the services of other third-parties to solicit proxies for the Special Meeting (in which case we may also compensate such other third-parties for services rendered). We might reimburse banks, brokerage firms, and other custodians, nominees, and fiduciaries representing beneficial owners of our common stock, for their expenses in forwarding soliciting materials to those beneficial owners.

1

Revoking a Proxy

You may revoke your proxy at any time before the start of the Special Meeting by delivering written instructions to our corporate secretary at our address set forth under “Additional Information” below. Attendance at the Special Meeting will not itself be deemed to revoke your proxy unless you give notice at the Special Meeting that you intend to revoke your proxy and vote in person. If you are a beneficial owner of shares held in “street name,” you may submit new voting instructions by contacting your broker, bank, or other nominee.

Quorum Required

A quorum of stockholders is necessary to hold a valid meeting. A majority of shares entitled to vote generally in the election of directors, present in person or represented by proxy, will constitute a quorum at the Special Meeting. Shares that abstain from voting on a particular matter and “broker non-votes,” or shares held in “street name” by brokers, banks, or other nominees who indicate on their proxies that they do not have discretionary authority to vote such shares on a particular matter, are counted for purposes of determining whether a quorum exists.

Votes Required

Each holder of common stock is entitled to one vote for each share of common stock held on all matters to be voted on at the Special Meeting. With respect to “non-routine” matters, bank, brokerage firms, or other nominees are not permitted under the rules governing self-regulatory organizations, or SRO rules, to vote its clients’ shares if the clients do not provide instructions. Broker non-votes and abstentions, if any, will have the effect of votes “AGAINST” such non-routine matters.

PROPOSAL NO. 1—APPROVAL OF AN AMENDMENT TO OUR

CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF

AUTHORIZED SHARES OF COMMON STOCK

General

Our board of directors has approved, subject to stockholder approval, an amendment to our certificate of incorporation to increase the number of authorized shares of our common stock to 750,000,000 (“Recapitalization”). Our certificate of incorporation currently authorizes the issuance of 250,000,000 shares of common stock, par value $0.001 per share. As of September 10, 2018, we had 48,609,224 shares of common stock outstanding. The Recapitalization will become effective upon the filing of the amendment to the certificate of incorporation with the Delaware Secretary of State.

Principal Motivation for the Recapitalization

Management determined to proceed with the Recapitalization in an effort to increase our available resources to provide capital for future funding of our operations. We currently have convertible notes, convertible debentures, and 144,100 shares of Series B Preferred Stock outstanding (the “Convertible Securities”). The Convertible Securities provide generally that after some period of time, the holders can convert the principal and accrued interest under the Convertible Securities into shares of our common stock at discounted conversion prices as set forth in the applicable transaction documents. In addition, the Convertible Securities require that we give our transfer agent irrevocable instructions to hold a number of authorized but unissued shares of our common stock in reserve for future issuance. Although we currently have only 48,609,224 shares of common stock issued and outstanding, the holders of our Convertible Securities have currently reserved all of the remaining 201,390,776 authorized, but unissued, shares of our common stock. This leaves us unable to issue any more shares of common stock as long as those shares remain reserved.

2

Effects and Purpose of the Recapitalization

The additional shares of common stock will have the same rights as the presently authorized shares, including the same voting rights, and rights to dividends and other distributions and will be identical in all other respects to our common stock as now authorized.

As of September 10, 2018, we had 48,609,224 shares of common stock outstanding; however, all of the remaining authorized, but unissued, shares have been reserved by the holders of our Convertible Securities. Given our need for additional available authorized shares of common stock to meet our business and financial needs, as well as our obligations for outstanding stock options, warrants, and Convertible Securities, our board of directors believes that the Recapitalization is necessary and in our best interests.

Although the Recapitalization will not, in itself, have any effect on the rights of any holder of our common stock, our board of directors may in the future issue the additional shares of common stock authorized by the Recapitalization to raise additional capital, to satisfy obligations for our outstanding stock options, warrants, and Convertible Securities, and to provide equity incentives to employees, officers, or directors or for other purposes.

If the Recapitalization is approved, we will have sufficient shares of common stock available to allow for the conversion of our Convertible Securities if they are converted and not repaid or redeemed in accordance with the terms and conditions thereof. All of these shares will be restricted securities. Restricted securities are securities acquired in an unregistered private sale from the issuer or from an affiliate of such an issuer and cannot be sold unless registered under the Securities Act of 1933, as amended, unless there is an exemption from registration available.

In addition to the potential issuances listed above, which we anticipate may take place if the Recapitalization is approved, we expect to issue additional shares in future financings in connection with our business. We do not currently have specific plans for a significant financing, but will need to raise further funding over the course of this year as we have done in preceding years.

Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have or be used for an anti-takeover effect, the Recapitalization is not being proposed in response to any effort of which we are aware to accumulate shares of our common stock or to obtain control of us.

Our common stock is currently registered under the Securities Exchange Act of 1934, as amended, and we are subject to the periodic reporting and other requirements of the Exchange Act. The Recapitalization will not affect the registration of our common stock under the Exchange Act.

No Appraisal Rights

No stockholder appraisal rights will be applicable in connection with the Recapitalization.

Implementation of the Recapitalization

If the Recapitalization is approved at the Special Meeting, our board intends to implement the Recapitalization by filing an amendment to our certificate of incorporation with the Delaware Secretary of State as contemplated by the proposed “Certificate of Amendment” attached hereto as Appendix A.

3

Vote Required for Approval

The affirmative vote of holders of a majority of the outstanding shares of our common stock entitled to vote at the Special Meeting is required to approve the amendment to our certificate of incorporation to effect the Recapitalization. If a majority of the outstanding shares of our common stock are not voted to approve the Recapitalization, the increase to the authorized shares of our common stock will not take effect at that time.

Recommendation

We recommend that you vote FOR approval of the amendment to our certificate of incorporation to effect the Recapitalization.

PROPOSAL NO 2—ADJOURNMENT OF THE SPECIAL MEETING

Our stockholders may be asked to consider and act upon one or more adjournments of the Special Meeting, if necessary or appropriate, to solicit additional proxies in favor of the Recapitalization.

If a quorum is not present at the Special Meeting, our stockholders may be asked to vote on the proposal to adjourn the Special Meeting so that we can solicit additional proxies in favor of the Recapitalization. If a quorum is present at the Special Meeting, but there are not sufficient votes at the time of the Special Meeting to approve the Recapitalization, our stockholders may also be asked to vote on the proposal to approve the adjournment of the Special Meeting to permit further solicitation of proxies in favor of the Recapitalization. However, a stockholder vote may be taken on one of the proposals in this proxy statement before any such adjournment if there are sufficient votes for approval on such proposal.

If the adjournment proposal is submitted for a vote at the Special Meeting, and if our stockholders vote to approve the adjournment proposal, the meeting will be adjourned and the board of directors will use the additional time to solicit additional proxies in favor of approval of the Recapitalization, including the solicitation of proxies from stockholders that have previously voted against it.

DISSENTERS’ RIGHT OF APPRAISAL

Stockholders do not have any dissenter or appraisal rights in connection with these actions.

4

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of the Record Date, respecting the beneficial ownership of our outstanding common stock by: (i) any holder of more than 5%; (ii) each of our named executive officers and directors; and (iii) our directors and named executive officers as a group, based on 48,609,224 shares of common stock outstanding. Except as otherwise indicated, each stockholder listed below has sole voting and investment power over the shares beneficially owned:

Name of Person or Group(1)	Nature of Ownership	Amount	Percent

Principal Stockholders:
Black Lion Oil Ltd.(2)	Common Stock	8,599,016	17.7%

Directors:
Gary M. DeLaurentiis	Common Stock	440,091	0.9
Chris Bowers	Common Stock	1,250,000	2.6
Chris Smith(2)	Common Stock	8,599,016	17.7

All Executive Officers and Directors as a Group (3 persons):	Common Stock	10,289,107	21.2%

(1) Address for all stockholders is 14699 Holman Mountain Road, Jamestown, CA 95327.

(2) Our director, Chris Smith, is also a director of Black Lion Oil Ltd.

OTHER MATTERS

No proposals have been submitted by our stockholders for consideration at the Special Meeting. It is anticipated that the next annual meeting of stockholders will be held during 2019. Stockholders may present proposals for inclusion in the proxy statement to be mailed in connection with the 2019 Annual Meeting of Stockholders provided such proposals are received by us no later than December 26, 2018, or if the date of that meeting is more than 30 calendar days before or after May 31, 2019, a reasonable time before we print and mail our proxy materials for that meeting, and are otherwise in compliance with applicable laws and regulations and the governing provisions of our articles of incorporation and bylaws. Submitting a stockholder proposal does not guarantee that we will include it in our proxy statement.

ADDITIONAL INFORMATION

All communications should be in writing directed to our corporate secretary at Green EnviroTech Holdings Corp., 14699 Holman Mountain Road, Jamestown, CA 95327.

We hope that stockholders will attend the meeting in person. Whether or not you plan to attend, you are urged to complete, sign, date, and return the enclosed proxy card in the accompanying envelope. Prompt responses will greatly facilitate arrangements for the meeting and your cooperation is appreciated. Stockholders who attend the meeting may vote their stock personally even though they have sent in their proxy cards.

By Order of Board of Directors of
GREEN ENVIROTECH HOLDINGS CORP.

Jamestown, CA	By:	/s/ Chris Bowers
September 25, 2018		Chris Bowers, Principal Executive Officer

5

Appendix A

STATE OF DELAWARE

CERTIFICATE OF AMENDMENT

OF CERTIFICATE OF INCORPORATION

The corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:

FIRST: That at a meeting of the Board of Directors of

Green EnviroTech Holdings Corp.,                                                                             resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered “Fourth” so that, as amended, said Article shall be and read as follows:

The total number of shares which the corporation shall have the authority to issue is 750,000,000 shares of common stock with $0.001 par value and 25,000,000 shares of preferred stock with $0.001 par value.

SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this __________ day of ______________________.

By:
Authorized Officer
Title:	Chief Executive Officer
Name:	Chris Bowers

6

GREEN ENVIROTECH HOLDINGS CORP.

VOTE BY INTERNET - proxyvote.equitystock.com

Use the Internet to vote by proxy up until 7:00 P.M. Eastern Time on October 9, 2018. Have your proxy card in hand when you access the website and then follow the instructions. Enter the 12 digit Control Number below and follow the instructions to vote your proxy.

VOTE BY MAIL

Mark, sign, and date this proxy card and promptly return it in the enclosed envelope to EQUITY STOCK TRANSFER, 237 W 37TH ST, Suite 602, New York, NY 10018, ATTN: Shareholder Services.

VOTE BY FAX

Mark, sign, and date this proxy card and promptly return it by fax: (646) 201-9006 ATTN: Shareholder Services.

CONTROL#

*** SPECIMEN ***
1 MAIN STREET
ANYWHERE PA 99999-9999

90.00 SHARES

PROXY Green EnviroTech Holdings Corp **BOARD OF DIRECTORS**

The undersigned hereby appoints Chris Bowers the true and lawful proxy of the undersigned, with full power of substitution, to vote all shares of the common stock, $0.001 par value per share, of Green EnviroTech Holdings Corp., which the undersigned is entitled to vote at the Special Meeting of stockholders of Green EnviroTech Holdings Corp., to be held at 10:00 a.m. (PDT) on October 10, 2018 at The Silicon Valley Capital Club, 50 West San Fernando Street, San Jose, CA, and any and all adjournments or postponements thereof (the "Meeting"), on the proposals set forth below and any other matters properly brought before the Meeting.

CONTROL#

The Board of Directors recommends a vote "FOR" Proposals 1 through 3

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please indicate full title as such. Joint owners should each sign personally. All holders must sign. If a corporation, please sign the full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

*** SPECIMEN ***
1 MAIN STREET
ANYWHERE PA 99999-9999

90.00 SHARES